Exhibit 10.1


                             ARETE INDUSTRIES, INC.
                  2004 OMNIBUS STOCK OPTION AND INCENTIVE PLAN

1. PURPOSE.

The Plan is intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to the Corporation, to encourage proprietary interest in the
Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant beneficial services to the Corporation.

2.   DEFINITIONS.

2.1 "Award" shall mean an Option which may be designated an Incentive Stock Option or a Non-statutory Stock Option, a Purchase Right, a Stock Appreciation Right or a Stock Payment, in each case as granted pursuant to the Plan.

2.2 "Award Agreement" shall mean a Stock Option Agreement, Restricted Stock Agreement or a Purchase Right Agreement.

2.3 "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under the Plan in the event of a Participant's death.

2.4  "Board" shall mean the Board of Directors of the Corporation.

2.5  "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.6 "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 4 of the Plan.

2.7  "Common Stock" shall mean the Common Stock of the Corporation.

2.8  "Corporation" shall mean Arete Industries, Inc. and its Subsidiaries.

2.9 "Disability" shall mean the condition of a Participant who is unable to (i) perform his or her substantial and material job duties due to injury or sickness or such other condition as the Board or Committee may determine in its sole discretion; and/or (ii) engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, or such other meaning ascribed in Section 22(e)(3) or any successor provision of the Code. If the recipient has a disability insurance policy, the term "Disability" shall be as defined therein; provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) of the Code.

2.10 "Discount" shall mean, with respect to the Purchase Price of Purchase Rights, the discount from the Fair Market Value of a Share as set forth in
     Section 8.3.

2.11 "Dividend Equivalent" shall mean a right to receive a number of Shares or a cash amount, determined as provided in Article 12 hereof. 2.12 "Eligible Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation.

2.13 "Event" shall mean any of the following:

     (a) Any person or entity (or group of affiliated persons or entities) who acquired in one or more transactions, whether before or after the Effective Date of the Plan, ownership of more than fifty percent (50%) of the outstanding Shares of stock entitled to vote in the election of directors of the Corporation; or

     (b) The dissolution or liquidation of the Corporation or a reorganization, merger or consolidation of the Corporation with one or more entities, as a result of which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation as an entirety to another entity.

     For purposes of this definition, ownership does not include ownership: (i) by a person owning such Shares merely of record (such as a member of a securities exchange, a nominee or a securities depository system), (ii) by a person who is a bona fide pledgee of Shares prior to a default and determination to exercise powers as an owner of the Shares, (iii) by a person who is not required to file a statement on Schedule 13D by virtue of Rule 13d-1(b) of the Securities and Exchange Commission under the Exchange Act, or (iv) by a person who owns or holds Shares as an underwriter acquired in connection with an underwritten offering pending and for purposes of resale.

2.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.15 "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Award may be exercised.

     2.16 "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

     (i) if the Shares are traded on a national securities exchange or on the Nasdaq National Market System, the price at which Shares traded at the close of business on the date of valuation, or if the quotation for the last sale reported is not available, the closing price of the Shares as reported by Nasdaq; or

     (ii) if the Shares are traded over-the-counter on the NASDAQ System, the closing bid price if one is available, or the mean between the bid and asked prices on said system at the close of business on the date of valuation; or

     (iii)if neither (i) nor (ii) above applies, the Fair Market Value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (iv) Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. In the case of Bonuses and/or Options granted with the corresponding shares of common stock not covered by an effective registration statement, Fair Market Value may be determined by the Committee at a reasonable discount to reflect the restricted nature of the shares to be issued and the inability of the Recipient to sell those shares promptly. 2.17 "Incentive Stock Option" shall mean an option described in Section 422A(b) of the Code.

2.18 "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 422A(b), 423(b) or 424(b) of the Code.

2.19 "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.20 "Participant" shall mean an Eligible Employee or any other person who has been granted an Award under the Plan.

2.21 "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, stock or a combination of both.

2.22 "Plan" shall mean this 2004 Omnibus Stock Option and Incentive Plan, as it may be amended from time to time.

2.23 "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Award is exercised.

2.24 "Purchase Right" shall mean the grant to an Employee of the right to purchase Shares under the Plan.

2.25 "Restricted Stock" shall mean those Shares issued pursuant to a Restricted Stock Award that are not free of the restrictions set forth in the related Restricted Stock Agreement.

2.26 "Restricted Stock Award" shall mean an award of a fixed number of shares subject to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the related Restricted Stock Agreement.

2.27 "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

2.28 "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 15.3 of the Plan (if applicable).

2.29 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

2.30 "Stock Appreciation Right" shall mean the right to receive a number of Shares or a cash amount, or a combination of Shares and cash, based upon the Fair Market Value, book value or other measure determined by the Board or the Committee, as the case may be, pursuant to Section 9 of the Plan.

2.31 "Stock Payment" shall mean a payment in the form of Shares, or a Purchase Right, as part of a deferred compensation arrangement made in lieu of all or any portion of the compensation, including without limitation the salary, bonuses or commissions, that would otherwise become payable in cash to an Eligible Employee or Participant.

2.32 "Subsidiary" shall mean any corporation at least thirty percent (30%) of the total combined voting power of which is owned by the Corporation or by another subsidiary. Subsidiary shall also include any partnership, limited liability company or other independent business entity in which the Corporation has a controlling or majority interest.

2.33 "Tax Date" shall have the meaning set forth in Section 15.3 hereof.

3.   TERM AND EFFECTIVE DATE.

The Plan was proposed by the Board of Directors on August 4, 2004 and is proposed to be adopted by the Corporation's shareholders at the next annual meeting of shareholders. The Effective Date of the Plan shall be August 4, 2004 (the "Effective Date").

Options and Bonuses may be granted under this Plan from time to time until August 4, 2007, which is three years from the date the Plan was originally adopted by the Board.

4. ADMINISTRATION.

4.1 The Plan shall be administered by the Board in compliance with Rule 16b-3 of the Exchange Act ("Rule 16b-3") if applicable to the Corporation at such time, or by a Committee appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, applicable provisions of the Code and which shall consist of not less than three (3) members. The Board shall appoint one (1) of the members of the Committee, if there be one, as Chairman of the Committee, who may, but is not required to be a "Disinterested Director" as defined in the Code or Rule 16b-3. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee shall be valid acts of the Committee. The Board, or the Committee, if there be one, shall from time to time at its discretion select the Eligible Employees, consultants and other Participants who are to be granted Awards, determine the number of Shares or cash, or the combination thereof, to be applicable to such Award, and designate any Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-employee director or a non-employee consultant. A member of the Board or Committee member shall in no event participate in any determination relating to Awards held by or to be granted to such Board or Committee member; however, a member of the Board or a Committee member shall be entitled to receive Awards approved by the shareholders in accordance with the provisions of Rule 16b-3. The interpretation and construction by the Board, or by the Committee, if there be one, of any provision of the Plan or of any Award granted thereunder shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder. In addition to any right of indemnification provided by the Articles of Incorporation or Bylaws of the Corporation, such person shall be indemnified and held harmless by the Corporation from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with any claim, suit, action or proceeding to which he may be a party by reason of any action or omission under the Plan.

4.2 Options, Bonuses or other Award granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

4.3 By resolution, the Committee may delegate to one or more executive officers the power to grant options or stock bonuses to employees, consultants or advisors of the Corporation; provided, however, that grants to directors or executive officers of the Corporation, or any other person subject to
     Section 16 of the Exchange Act may not be made pursuant to such delegated authority. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor regulation under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Any Option, Bonus or other Award granted hereunder which would subject or subjects the Participant to liability under Section 16(b) of the Exchange Act is void AB INITIO as if it had never been granted.

4.4 No member of the Committee or the Board, nor any agent, shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder.

4.5 The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

5.   PARTICIPATION.

5.1 Eligibility. Subject to the terms and conditions of Section 5.2 below, the Participants shall be such persons as the shareholders may approve or as the Board or Committee may select from among the following classes of persons: (i) Employees of the Corporation or of a Subsidiary (who may be officers, whether or not they are directors) and directors of the Corporation or of a Subsidiary; and (ii) Consultants, vendors, customers, and others expected to provide significant services to the Corporation or a Subsidiary. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each such Award, the Board or the Committee as the case may be, shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Board or the Committee, as the case may be, shall deem relevant to accomplish the purposes of the Plan.

     For purposes of this Plan, an Eligible Employee, or other Participant who is a director or an officer, consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be an Eligible Employee or Participant, and service as an officer, director, consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be employment, except that no Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary other than upon a vote of a majority of disinterested directors and/or Committee members, if there shall be a Committee, finding that the value of the services rendered or to be rendered to the Corporation or a Subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the Awards granted.

5.2 Ten-Percent Shareholders. An Eligible Employee or Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Award for an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Award is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant: and (ii) such Award by its terms is not exercisable after the expiration of five (5) years from the date of grant.

5.3 Stock Ownership. For purposes of Section 5.2 above, in determining stock ownership, an Eligible Employee or Participant shall be considered as owning the stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Eligible Employee or Participant holds an Award shall not be counted.

5.4 Outstanding Stock. For purposes of Section 5.2 above, "Outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Award to the Participant. "Outstanding stock" shall not include shares authorized for issue under outstanding Options or Purchase Rights held by the Participant or by any other person.

6.   STOCK SUBJECT TO THE PLAN.

     The stock subject to Awards granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares that may be issued as Awards or upon exercise of Awards under the Plan shall not exceed Fifty Million (50,000,000) common shares. The number of Shares subject to unexercised Options, Stock Appreciation Rights or Purchase Rights (plus the number of Shares previously issued under the Plan) shall not at any time exceed the number of Shares available for issuance under the Plan. In the event that any unexercised Option, Stock Appreciation Right or Purchase Right, or any portion thereof, for any reason expires or is terminated, or if any Shares subject to a Restricted Stock Award do not vest or are not delivered, the unexercised or unvested Shares allocable to such

     Option, Stock Appreciation Right, Purchase Right or Restricted Stock Award may again be made subject to any Award. Any Shares withheld by the Corporation pursuant to Section 15.3 shall not be deemed to be issued. The number of withheld Shares shall be deducted from the applicable Award and shall not entitle the Participant to receive additional Shares. The limitations established by this Article 6 shall be subject to adjustment in the manner provided in Section 14.5 hereof upon the occurrence of an event specified therein.

7.   OPTIONS.

7.1 Stock Option Agreements. Options shall be evidenced by written stock option agreements in such form as the Board or the Committee, if there shall be one, shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below. In the event that a written common stock option shall not have been delivered to an eligible Participant prior to their notice of intent to exercise, the terms of the stock option shall be deemed the same as the form of stock option agreement attached hereto as an exhibit and incorporated herein by reference with the specific terms and provisions as set forth in the board minutes granting such option or award.

7.2 Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 14.5 hereof.

7.3 Exercise Price. Each Option shall state the Exercise Price thereof. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Option granted to an Optionee described in Section 5.2 hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant. The Exercise Price for any Option shall be subject to adjustment in accordance with the provisions of Section 14.5 hereof.

7.4 Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Stock Option Agreement so provides the Purchase Price may the paid (i) by the surrender of Shares in good form for transfer, owned by the Participant and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Participant,
     (iii) with a full recourse promissory note executed by the Participant,  or
     (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Participant pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Participant until such note shall be paid in full.

7.5  Term and Non-Transferability of Options.

     7.5.1The date on which the Board or Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in such resolution; provided however that no Participant shall have any rights under the Grant until he/she have executed an Option Agreement with respect to such Option. Each option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Option granted to a Participant described in Section 5.2 hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, the Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

     7.5.2Nothing in the Plan or in any Option  granted  hereunder  shall confer upon a Participant any right to continue in the employ of or to continue any other relationship with the Corporation nor interfere in any way with the right of the Corporation to terminate such employment or other relationship between a Participant and the Corporation. 7.5.3 Transferability Restriction 7.5.3.1 Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income
          Security Act of 1974, or the rules thereunder. Options may be exercised during the lifetime of the Participant only by the Participant, and thereafter only by his legal representative or permitted assignee. 7.5.3.2 Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in a termination of the Option.

7.6 Modification, Extension and Renewal of Option. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefore, in its sole discretion as it deems appropriate. No exercise period may be extended to increase the term of the Option beyond ten years from the date of the grant, or five years in the case of Incentive Stock Options granted to persons owning more than ten percent of the total combined voting power of the Common Stock of the Corporation. The foregoing notwithstanding, no modifications of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted.

7.7 Limitation on Grant of Incentive Stock Options. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Participant for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or it Subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). The Board or Committee may, however, with the Participant's consent authorize an amendment to the incentive Stock Option, which renders it a Nonstatutory Stock Option.

7.8 Other Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan
     (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

7.9 Specific Awards Approved by the Shareholders. Subject to the approval by the vote of the shareholders at the next Annual or Special Meeting of the Shareholders, the individuals whose names are set forth in Schedule "A", a copy of which is attached hereto and incorporated herein by this reference, shall be deemed granted Awards in the amounts and denominations specified thereon, in the amounts and for the amount indicated opposite their respective names, and in accordance with the vesting schedule set forth herein, all in accordance with the provisions set forth in this Article 7 of the Plan, effective as of the date granted or the Effective Date, whichever is specified in resolutions of the Board of Directors granting such awards. The provisions of this Section 7.9 and following Section 7.10, shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder, and/or intended to be construed in accordance with the provisions pertaining to "formula awards" under Paragraph (c) (2) (ii) of Rule 16b-3. . 7.10 Awards from the 2003 Plan. In addition to the formula grants described in the preceding paragraph, the stock options listed in "Schedule B", attached hereto consisting of unexercised stock options remaining from the Corporation's 2003 Omnibus Incentive Stock Option and Incentive Plan shall be deemed included and made subject to this Plan also subject to shareholder approval. 8 RESTRICTED/REGISTERED STOCK PURCHASE RIGHTS

8.1 Stock Purchase Agreements. Purchase Rights shall be evidenced by written Stock Purchase Agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

8.2 Number of Shares. Each Purchase Right shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 14.5 hereof.

8.3 Purchase Price. Each Stock Purchase Agreement shall state the Purchase Price per Share at which the Purchase Right may be exercised which, unless the Board or Committee otherwise determines, shall not be less than the Fair Market Value of a Share as of the date on which the Purchase Right is granted, less a discount (the "Discount") equal to not more than seventy-five percent (75%) of such value. In the event that shares subject to a Purchase right are to be registered pursuant to a registration statement under the '33 Act, the Purchase Price per share shall not be less than the Fair Market Value of a Shares as of the date on which the Purchase Right is granted.

8.4 Exercisability and Non -Transferability of Purchase Rights. Purchase Rights granted to a Participant pursuant to the Plan must be exercised within sixty (60) days after the later to occur of (i) Board approval of the grant of the Purchase Right or (ii) delivery of notice of such grant. Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and shall expire immediately upon the death of the Participant or the termination of such Participant's employment with the Corporation.

8.5 Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon exercise of the Purchase Right; provided however that if the applicable Stock Purchase Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer owned by the person exercising the Purchase Right and having a Fair Market Value on the date of exercise equal to the Purchase Price or in any combination of cash and Shares as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price or (iii) with a full recourse promissory note executed by the Participant. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Participant pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to Participant until such note shall be paid in full. In the event the Corporation determines that it is required to withhold state or federal income tax as a result of the exercise of a Purchase Right, as a condition to the exercise thereof, a Participant may be required to make arrangements satisfactory to the Corporation for it to satisfy such withholding requirements. In addition, the Participant shall agree to immediately notify the Corporation if he or she files an election pursuant to Section 83(b) of the Code with respect to receipt of the Shares.

8.6 Consent of Spouse. Each Participant who is married must cause his or her spouse to sign and deliver the Stock Purchase Agreement to the Corporation, in the place provided for such signature on the Stock Purchase Agreement.

8.7 Modification, Extension and Renewal of Purchase Rights. Within the limitations of the Plan, the Board or the Committee may modify, extend or renew outstanding Purchase Rights or accept the cancellation of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. The foregoing notwithstanding, no modification of a Purchase Right shall, without the consent of the Employee, alter or impair any rights or obligations under any Purchase Right previously granted.

8.8  Repurchase Option as to Unvested Shares.

     8.8.1Termination  of   Employment.   In  the  event  of  the  voluntary  or
          involuntary termination or cessation of employment or association of the Participant with the Corporation or any Subsidiary for any reason whatsoever, with or without cause (including death or disability), the Corporation shall, upon the date of such termination, have an irrevocable, exclusive option to repurchase (the "Repurchase Option") all or any portion of the Shares held by the Employee that are subject to the Repurchase Option as of such date at the original Purchase Price.

     8.8.2Vesting. Initially, all of the Shares shall be subject to the Repurchase Option. Thereafter, the Repurchase Option shall lapse and expire, or "vest", as to a specified number of the Shares in accordance with a schedule to be determined by the Board or the Committee, as the case may be, which shall be attached to the Stock Purchase Agreement to be entered into between the Participant and the Corporation as provided in Section 8.1 above. All Shares which continue to be subject to the Repurchase Option are sometimes hereinafter referred to as "Unvested Shares."

     8.8.3Notice.   Within   ninety  (90)  days   following   the  date  of  the
          Participant's termination of employment by the Corporation, the Corporation shall notify the Employee as to whether it wishes to repurchase the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Corporation elects to repurchase said Unvested Shares, it shall set a date for the closing of the transaction at the Executive Offices of the Corporation, not later than thirty (30) days from the date of such notice.

     8.8.4Transfers. Except for transfers to Participant's descendants and spouses, the Participant shall not transfer by sale, assignment, hypothecation, donation or otherwise any of the Shares or any interest therein prior to the release of such Shares from the Repurchase Option.

     8.8.5Assignment. The Corporation's Repurchase Option may be assigned in whole or in part to any stockholder or stockholders of the Corporation or other persons or organizations.

8.9 Corporation's Right of First Refusal to Purchase Vested Shares. Each Stock Purchase Agreement entered into as provided herein shall provide for a right of first refusal and option on the part of the Corporation to purchase all or any part of any Shares which are no longer subject to the Repurchase Option which the Participant purposes to sell, transfer or otherwise dispose of (except for transfers to Participant's descendants and spouses) on the following terms and conditions.

     8.9.1The Participant must notify the Corporation in writing of any proposed sale, transfer or other disposition of any of the Shares, specifying the proposed transferee, the number of Shares proposed to be transferred, and the price at which such Shares are to be sold, transferred or otherwise disposed.

     8.9.2The Corporation shall have a period of thirty (30) days from receipt of such notice to notify the Participant in writing as to whether or not the Corporation elects to purchase all or a specified portion of such Shares at the lower of: i) price per share set forth in the notice given by the Participant, or ii) the Fair Market Value for a share of the Corporation's Common Stock, without restrictions, on the date on which the notice is given by Participant to the Corporation (determined as provided in Section 2.13 above), less in either case an amount equal to the Discount. If the Corporation elects not to purchase all of the Shares specified in the notice, the Participant may sell, transfer or otherwise dispose of the remaining Shares in strict accordance with the terms specified in the notice within ninety
          (90) days following the date of the notice. It is understood and agreed that any transferee of any of such Shares (other than the Corporation) will take and acquire all of such Shares subject to the continuing right of first refusal and option on the part of the Corporation to purchase all or any portion of such Shares from the transferee on all of the same terms and conditions as are set forth in the Stock Purchase Agreement, unless the Participant shall have paid to the Corporation, out of the proceeds from the sale of such Shares or otherwise, an amount equal to the lesser of (i) the Discount, or
          (ii) the amount by which the Fair Market Value for a share of the Corporation's Common Stock, without restrictions, on the date on which the notice is given by Participant to the Corporation (determined as provided in Section 2.13 above) exceeds the price per Share paid by the Participant for such Shares.

8.10 Other Provisions. The Stock Purchase Agreements authorized may contain such other provisions not inconsistent with the terms of the Plan as the Board or the Committee shall deem advisable.

8.11 Special Incentive Stock Purchase Plan. The Board has reserved 10,000,000 Shares under this Plan as a special award of Special Incentive Stock Purchase Rights to present and future officers, directors employees and consultants individually or as a group, providing that individuals who are or may become officers, directors, employees or consultants of the Corporation during the term of the Plan may purchase a designated number of Shares, if such shares are to be in registered form, at the market price for the Shares as of the date of the grant, or if unregistered, at such market price less a discount of not to exceed 75% of such value. The Board or Committee, as the case may be, have been authorized to establish standards and requirements for eligibility, terms and conditions for exercise of Special Incentive Stock Purchase Rights including, without limitation, vesting rights, exercise periods, and any restrictions on resale of Shares purchased pursuant to such Awards, in their sole and complete discretion. The Board or Committee as the case may be may make individual or blanket Awards to all or any class or sub-classification of Participant, subject to the following general provisions:

     8.11.1 Participants must be employed for a minimum of 45 days before Awards are granted or become exercisable. Awards granted before such time expire if employment terminates before expiration of such 45 day period. Accordingly, no exercise may be accepted until such time.

     8.11.2 Awards must be exercised on or before 10 days after termination of the Participant's qualified employment, unless terminated for cause, in which case they will expire on such termination for cause.

     8.11.3 Shares  issued  pursuant  to  exercise  of Special  Incentive  Stock
          Purchase Rights, are to be issued in unrestricted and free trading form, provided that (a) sufficient shares under an effective Registration Statement are reserved for their issuance; and (b) no other restriction is otherwise applicable under Rule 144 under the Act;

     8.11.4 Awards of Special Incentive Stock Purchase Rights are not effective in any event unless represented by a written Special Incentive Stock Purchase Right Agreement, setting forth the material terms and conditions of the specific Award, signed by the Chairman and one committee member;

     8.11.5 Any provision of this Plan, not specifically modified or expressly excluded from the provisions of this Section 8.11, may be applied to specific Special Incentive Stock Purchase Awards, in the discretion of the Board or Committee, as the case may be. This subsection is subject to the general terms, definitions and provisions including Sections 14 and 15 hereof.

9.   STOCK APPRECIATION RIGHTS.

9.1 Grant. Stock Appreciation Rights related or unrelated to Options or other Awards may be granted to Participants: (i) at any time, if unrelated to an Award, or if related to an Award other than an Incentive Stock Option; or
     (ii) only at the time of grant of an Option if related thereto. A Stock Appreciation Right may extend to all or a portion of the Shares covered by a related Award.

9.2 Exercise of Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Award shall be exercisable only at such time or times, and to the extent that a related Award is exercisable. A Stock Appreciation Right granted in connection with an Option may be exercisable only when the Fair Market Value of the stock subject to the Option exceeds the Exercise Price of the Incentive Stock Option.

9.3  Payment.

     (a) Upon the exercise of a Stock Appreciation Right, and, if such Stock Appreciation Right is related to an Award, surrender of an exercisable portion of a related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Award, or if such Stock Appreciation Right is unrelated to an Award, from the Fair Market Value, book value or other measure specified in the Award of such Stock Appreciation Right of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by (ii) the number of Shares as to which such Stock Appreciation Right has been exercised.

     (b) The Board or the Committee, as the case may be, in its sole discretion, may require settlement of the amount determined under paragraph (a) above solely in cash, solely in Shares of Common Stock (valued at Fair Market Value on the business day next preceding the date of exercise of such Stock Appreciation Right), or partly in such Shares and partly in cash.

9.4 Maximum Stock Appreciation Right Term. Each Stock Appreciation Right and all rights and obligations thereunder shall expire on such date as shall be determined by the Board or the Committed but not later than ten (10) years after the date of the Award thereof, and shall be subject to earlier termination as provided in the related Award Agreement and Sections 14.6, 14.7, 14.8, 14.9 and 15.1.

10.  PERFORMANCE AWARDS.

     One or more Performance Awards may be granted to any eligible Participant. The value of such Awards may be linked to the market value, book value or other measure of the value of the Common Stock or other specific performance criteria determined appropriate by the Board or the Committee, in each case on a specified date or over any period determined by the Board or the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of Shares of Common Stock over a fixed period determined by the Board or the Committee. In making such determinations, the Board or the Committee may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the Participant.

11.  DIVIDEND EQUIVALENTS.

     A Participant may also be granted "Dividend Equivalents" based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the Award Date and the date such Award is exercised, vests or expires as determined by the Board or the Committee. Such Dividend Equivalents shall be converted to cash or additional Shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee.

12.  STOCK PAYMENTS.

     The Board or the Committee may approve Stock Payments to Eligible Employees or other Participants who elect to receive such payments in the manner determined from time to time by the Board or the Committee. The number of Shares shall be determined by the Board or the Committee and may be based upon the Fair Market Value, book value or other measure of the value of such Shares on the Award Date or on any date thereafter.

13.  LOANS.

     The Corporation may, with the Board's or the Committee's approval, extend one or more loans to Participants in connection with the exercise or receipt of outstanding Awards granted under the Plan; provided any such loan shall be subject to the following terms and conditions;

     (i) The principal of the loan shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan less the aggregate Par Value of any Common Stock deliverable on such event, and the loan proceeds shall be paid directly to the Corporation in consideration of such exercise or receipt.

     (ii) The initial term of the loan shall be determined by the Board or the Committee; provided that the term of the loan, including extensions, shall not exceed a period of ten (10) years.

     (iii)The loan shall be with full recourse to the Participant, shall be evidenced by the Participant's promissory note and shall bear interest at a rate determined by the Board or the Committee but not less than the Corporation's average cost of funds as of a date within thirty-one
          (31) days of the date of such loan, as determined by the Board or Committee.

     (iv) in the event a Participant terminates his or her employment at the request of the Corporation, the unpaid principal balance of the note shall become due and payable on the tenth (10th) business day after such termination; provided, however, that if a sale of such Shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the tenth (10th) business day after the first day on which a sale of such Shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination. In the event a Participant terminates employment other than at the request of the Corporation, the unpaid principal balance of the note shall become due and payable six (6) months after the date of such termination.

14.  RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.

14.1 Employee Status. Status as an Eligible Employee or other Participant shall not be construed as a commitment that any Award will be made under the Plan to an Eligible Employee, Participant or to Eligible Employees or other Participants generally.

14.2 No Employment Contract. Nothing contained in the Plan (or in the Award Agreements or in any other documents related to the Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Corporation or constitute any contract or agreement of employment, or interfere in any way with the right of the Corporation to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in the Plan or any document related thereto shall affect any other contractual right of any Eligible employee or Participant. Nothing contained in the Plan (or in the Award Agreements or in any other documents related to the Plan or the Awards) shall confer upon any director of the Corporation any right to continue as a director of the Corporation.

14.3 No Transferability. Awards may be exercised only by, and amounts payable or Shares issued pursuant to an Award shall be paid only to or registered only in the name of, the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Disability, to the participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no right or benefit under the Plan or any Award, including, without limitation, any Option or share of Restricted Stock that has not vested, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such right or benefit shall be, in any manner, liable for, or subject to, debts, contract, liabilities, engagements, or torts of any Eligible Employee, Participant or Beneficiary, in any case except as may otherwise by expressly required by applicable law. The Board or the Committee shall disregard any attempt at transfer; assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or Shares of Common Stock in accordance with the provisions of the Plan. Notwithstanding the foregoing, the Board or the Committee may authorize exercise by or transfers or payments to a third party in a specific case or more generally; provided, however, with respect to any option or similar right (including any Stock Appreciation Right) such discretion may only be exercised to the extent that applicable rules under Section 16 of the Exchange Act would so permit without disqualifying the Plan from certain benefits thereunder.

14.4 Plan Not Funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares of Common Stock) of the Corporation by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provision of the Plan (or of any documents related hereto, nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant or Beneficiary. To the extent that a Participant, a Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation. Awards payable under the Plan shall be paid in Shares of Common Stock or from the general assets of the Corporation, and no special or separate fund or deposit shall be established and no segregation of assets or Shares shall be made to assure payment of such Awards.

14.5 Adjustment Upon Recapitalization and Corporate Changes. If the outstanding Shares of Common Stock are changed into or exchanged for cash or a different number or kind of Shares or securities of the Corporation, or if the outstanding Shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional Shares or new or different shares or securities are distributed with respect to the outstanding Shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be distributed under the Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, to be paid in connection with Restricted Stock Awards shall also be made as appropriate. Corresponding adjustments shall be made with respect to Stock Appreciation Rights related to Options to which they are related. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of an Award.

14.6 Termination of Employment Except by Death, Disability or Retirement. If a Participant ceases to be an Employee for any reason other than his or her death, disability or retirement, such Participant shall have the right, subject to the restrictions of Section 14.3 above, to exercise any Award at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised; provided, however, that if the Participant was terminated for cause (as defined in the applicable agreement) any Award not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board or the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Participant's re-employment rights are guaranteed by statute or by contract.

14.7 Death of Participant. If a Participant dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Award under this Section 14.7, and has not fully exercised the Award, then the Award may be exercised in full at any time within twelve (12) months after the Participant's death but no later than the date of termination (fixed in the applicable agreement), by the executors or administrators of his or her estate or by any person or persons who have acquired the Award directly from the Participant by bequest or inheritance, but only to the extent that, at the date of death, the Participant's right to exercise such Award had accrued and had not been forfeited pursuant to the terms of the applicable agreement and had not previously been exercised.

14.8 Disability of Participant. If a Participant ceases to be an Employee by reason of Disability, such Participant shall have the right to exercise the Award at any time within twelve (12) months after termination of employment (but not later than the termination date fixed in the applicable agreements) but only to the extent that at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised.

14.9 Retirement of Participant. If a Participant ceases to be an Employee by reason of Retirement, such Participant shall have the right to exercise the Award at any time within three (3) months after termination of employment (but not later than the termination date fixed in the applicable agreements) but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised.

14.10Rights as a Stockholder.  A Participant,  or a transferee of a Participant, shall have no rights as a stockholder with respect to any Shares covered by his or her Award until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14.5 hereof.

14.11Deferral of Payments. The Board or the Committee may approve the deferral of any payments that may become due under the Plan. Such deferrals shall be subject to any conditions, restrictions or requirements as the Board or the Committee may determine.

14.12Acceleration  of Awards.  Immediately  prior to the occurrence of an Event,
     (i) each Option and Stock Appreciation Right under the Plan shall become exercisable in full; (ii) Restricted Stock delivered under the Plan shall immediately vest free of restriction; and (iii) each other Award outstanding under the Plan shall be fully vested or exercisable unless prior to the Event, the Board or the Committee otherwise determines that there shall be no such acceleration or vesting of an Award or otherwise determines those Awards which shall be accelerated or vested and to the extent to which they shall be accelerated or vested, or that an Award shall terminate, or unless in connection with such Event the Board provides (a) for the assumption of such Awards theretofore granted; or (b) for the substitution for such Awards of new awards covering securities or obligations (or any combination thereof) of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices; or (c) for the payment of the Fair Market Value of the then outstanding Awards. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of the Participant and the Corporation in order to preserve for the Participant the benefits of an Award. For purposes of this Section 14.12 only, Board shall mean the Board of Directors of the Corporation as constituted immediately prior to the Event. In addition, the Board may in its sole discretion accelerate the exercisability or vesting of any or all Awards outstanding under the Plan in circumstances under which the Board or the Committee determines such acceleration appropriate.

14.13Conditions  to Transfer of Shares.  (A) As a condition  to the  transfer of any shares of Common Stock issued upon exercise of an Award granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws or that such transfer has been registered under federal, state and all other applicable securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Participant has tendered to the Corporation any federal, state or local tax owed by the Participant as a result of exercising an Option or other Award or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or the National Association of Securities Dealers, or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E)
     Furthermore, the Corporation will not be liable to any Participant for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

15.  MISCELLANEOUS

15.1 Termination, Suspension and Amendment. The Board or the Committee may, at any time suspend, amend, modify of terminate the Plan (or any part thereof) and may, with the consent of a Participant, authorize such modifications of the terms and conditions of such Participant's Award as it shall deem advisable; provided that, except as permitted under the provision of
     Section 14.5 hereof, no amendment or modification of the Plan may be adopted without approval by a majority of the Shares of the Common Stock (represented in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would:

     (i) materially increase the benefits accruing to Participants under the Plan within the meaning of Rule 16b-3 under the Exchange Act or any successor provision;

     ii) materially increase the aggregate number of Shares which may be delivered pursuant to Awards granted under the Plan; or

    (iii)materially modify the requirements of eligibility for either adoption of the Plan.

     Neither adoption of the Plan nor the provisions hereof shall limit the authority of the Board to adopt other Plans or to authorize other payment of compensation and benefits under applicable law. No Awards under the Plan may be granted or amended during any suspension of the Plan or after its termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations pertaining to any Awards granted under the Plan prior to such amendment, suspension or termination.

15.2 No Fractional Shares. No Award or installment thereof shall be exercisable except in respect to whole Shares, and fractional share interest shall be disregarded.

15.3 Tax Withholding and Tax Bonuses. As required by law, federal, state or local taxes that are subject to the withholding of tax at the source shall be withheld by the Corporation as necessary to satisfy such requirement. The Corporation is entitled to require deduction from other compensation payable to such Participant or, in the alternative; i) the Corporation may require the Participant to advance such sums: or ii) if Participant elects, the Corporation may withhold (or require the return of) Shares having the Fair Market Value equal to the sums required to be withheld. If the Participant elects to advance such sums directly, written notice of that election shall be delivered prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Corporation, payment in cash or by check of such sums for taxes shall be delivered within ten (10) days after the Exercise Date. If the Participant elects to have the Corporation withhold Shares (or be entitled to the return of Shares) having a Fair Market Value equal to the sums required to be withheld, the value of the Shares to be withheld (or returned) will be equal to the Fair Market Value on the day the amount of tax to be withheld (or subject to return) is to be determined (the "Tax Date").

15.4 Restriction on Elections Made by Participants. Elections by Participants to have Shares withheld (or subject to return) for this purpose will be subject to the following restrictions: i) the election must be made prior to the Tax Date; ii) the election must be irrevocable; iii) the election will be subject to the Board's disapproval; and (iv) if the Participant is an "officer" within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Board or the Committee may impose in an effort to secure the benefits of any regulations thereunder.

15.5 Limitations on the Corporation's Obligations. The Corporation shall not be obligated to issue Shares and/or distribute cash to the Participant upon any Award exercise until such payment has been received or Shares have been withheld, (unless withholding for offset against a cash payment) as of or prior to the Exercise Date, sufficient to cover all such sums due or which may be due with respect to such exercise. In addition, the Board or the Committee may grant to a Participant a cash bonus in any amount required by federal, state, or local tax law to be withheld with respect to an Award.

15.6 Compliance with Laws. The Plan, the granting of Awards under the Plan, the Stock Option Agreements and Stock Purchase Agreements and the delivery of Options, Shares and Awards (and/or the payment of money or Common Stock) pursuant thereto and the extension of any loans hereunder are subject to such additional requirements as the Board or the Committee may impose to assure or facilitate compliance with all applicable federal and state laws, rules and regulations (including, without limitation, securities laws and margin requirements) and to such approvals by any regulatory or governmental agency which may be necessary or advisable in connection therewith. In connection with the administration of the Plan or the grant of any Award, the Board or the Committee may impose such further limitations or conditions as in its opinion may be required or advisable to satisfy, or secure the benefits of, applicable regulatory requirements (including those rules promulgated under Section 16 of the Exchange Act or those rules that facilitate exemption from or compliance with the Securities Act or the Exchange Act), the requirements of any stock exchange upon which such Shares or shares of the same class are then listed, and any Blue Sky or other securities laws applicable to such Shares.

15.7 Governing Laws. The Plan and all Awards granted under the Plan and the documents evidencing Awards shall be governed by, and construed in accordance with, the laws of the State of Colorado.

15.8 Securities Law Requirements.

     a) Legality of issuance. The issuance of any Shares upon the exercise of any Option or other Award and the grant of any Option or other Award shall be contingent upon the following:

          i) the Corporation and the Participant shall have taken all actions required to register the Shares under the Securities Act, and to qualify the Option and the Shares under any and all applicable state securities or "Blue Sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

          ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

          iii) any other applicable provision of federal law shall have been satisfied.

     b) Restrictions on Transfer. In addition to the express provisions of this Plan, and regardless of whether the offering and sale of Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provision of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which required an investment representation or other representation, each Participant shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matter set forth in this Section 15.8(b) shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITIES ACT.

     c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to register or qualify the issuance of Awards and/or the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Awards or the sale of Shares under the Plan to comply with any law.

     d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a certificate representing Shares issued under that Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

15.9 Shareholder Approval. If this Plan is not approved by the shareholders of the Company within 12 months following the date the Plan was approved by the Board as required by Section 422(b)(1) of the Code, this Plan and the Awards of Options granted hereunder shall be and remain effective for all Recipients, but the reference to Incentive Stock Options herein shall be deleted and all options granted hereunder shall be Non-qualified Stock Options pursuant to Section 7 hereof.

15.10Execution. To record the adoption of the Plan in the form set forth above by the Board effective as of August 21, 2003, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.

ARETE INDUSTRIES, INC.


By: /s/
    -----------------------------------------
     Chief Executive Officer


Attest:

/s/
---------------------------------------------
    Secretary
                                   SCHEDULE A
                            Section 7.9 of 2004 Plan

Name                    Number of       Description
                        Shares
-------------------     -----------     ----------------------------------------
New Designated Grants
under 2004 Plan
--------------------------------------------------------------------------------

 Thomas P. Raabe        2,000,000       Granted August 4, 2004 vesting 500,000
                                        shares on the last day of each fiscal
                                        quarter commencing 9/30/04 and
                                        exercisable for two years from each
                                        vesting date at the closing bid price
                                        on each vesting date.

 William W. Stewart     2,000,000       Granted August 4, 2004 vesting 500,000
                                        shares on the last day of each fiscal
                                        quarter commencing 9/30/04, exercisable
                                        two years from each vesting date at the
                                        closing bid price on each vesting date.*

 Donald W. Prosser      2,000,000       Granted August 4, 2004 vesting 500,000
                                        shares on the last day of each fiscal
                                        quarter commencing 9/30/04, exercisable
                                        two years from each vesting date at the
                                        closing bid price on each vesting date.*

 Charles Gamber         2,000,000

                                        Granted August 4, 2004 vesting 500,000
                                        shares on the last day of each fiscal
                                        quarter commencing 9/30/04, exercisable
                                        two years from each vesting date at the
                                        closing bid price on each vesting date.*

 John Herzog            2,000,000       Granted August 4, 2004 vesting 500,000
                                        shares on the last day of each fiscal
                                        quarter commencing 9/30/04, exercisable
                                        two years from each vesting date at the
                                        closing bid price on each vesting date.*

 William Bolch          2,000,000       Granted August 4, 2004 and exercisable
                                        until February 4, 2005 at $0.0075 per
                                        share.

 Employees and
 Management            10,000,000       Stock Purchase Rights priced at the
                                        closing bid price on each grant date,
                                        exercisable by qualified and eligible
                                        employees, officers and directors, and
                                        advisors and consultants, as determined
                                        by the compensation committee pursuant
                                        to the 2004 Plan.

  * Provided that such individual is at the time of vesting a member of the board of directors and/or an employee or consultant of the Company

                                   SCHEDULE B
                            Section 7.10 of 2004 Plan


Name                    Number of       Description
                        Shares
-------------------     -----------     ----------------------------------------
Outstanding Grants
Under 2002-2003
Plans Transferred
to the 2004 Plan
--------------------    ------------    ----------------------------------------
Thomas P. Raabe         3,000,000       Granted in August 21, 2003, exercisable
                                        at $0.01 per share through August
                                        21, 2005
--------------------    ------------    ----------------------------------------
Thomas P. Raabe         1,000,000       Granted Jan. 29, 2003 exercisable
                                        through 3/31/2005 at $0.0165 per share.
-------------------     -----------     ----------------------------------------
Thomas P. Raabe         1,000,000       Granted 4/1/2003 exercisable through
                                        4/1/2005 at $0.0155 per share.
-------------------     -----------     ----------------------------------------
Charles Gamber            125,000       Granted Dec. 12, 2003 exercisable 1/1/04
                                        to 12/31/05 at $0.022 per share
-------------------     -----------     ----------------------------------------
Charles Gamber            250,000       Granted April 1, 2004 exercisable 4/1/04
                                        to 3/31/06 at $0.02 per share
-------------------     -----------     ----------------------------------------
Charles Gamber            500,000       Granted June 30, 2004 exercisable
                                        6/30/04 to 6/29/06 $0.011 per share
-------------------     -----------     ----------------------------------------
Donald W. Prosser         125,000       Granted Dec. 12, 2003 exercisable 1/1/04
                                        to 12/31/05 at $0.022 per share
-------------------     -----------     ----------------------------------------
Donald W. Prosser         250,000       Granted April 1, 2004 exercisable 4/1/04
                                        to 3/31/06 $0.02 per share
-------------------     -----------     ----------------------------------------
Donald W. Prosser         500,000       Granted June 30, 2004 exercisable
                                        6/30/04 to 6/29/06 $0.11 per share
-------------------     -----------     ----------------------------------------
John Herzog               250,000       Granted Dec. 12, 2003 exercisable 1/1/04
                                        to 12/31/05 at $0.022 per share
-------------------     -----------     ----------------------------------------
John Herzog               250,000       Granted April 1, 2004 exercisable 4/1/04
                                        to 3/31/06 $0.02 per share
-------------------     -----------     ----------------------------------------
John Herzog               500,000       Granted June 30, 2004 exercisable
                                        6/30/04 to 6/29/06 $0.11 per share
-------------------     -----------     ----------------------------------------
W. Stewart                250,000       Granted April 1, 2004 exercisable 4/1/04
                                        to 3/31/06 $0.02 per share
-------------------     -----------     ----------------------------------------
W. Stewart                500,000       Granted June 30, 2004 exercisable
                                        6/30/04 to 6/29/06 $0.11 per share
-------------------     -----------     ----------------------------------------